LOCKHEED MARTIN

PURCHASE ORDER # 94059

This number must appear on labels, packing list, correspondence, and with this order.

Page:	1 of 3
Vendor #:	4094
Ship Via:	BEST WAY
Requisitioned by: Buyer: Telephone: Fax Number:	[redacted]
Order Date:	06/11/02
Change:	
Terms:	NET 10 DAYS
FOB:	

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE, NW

ALBUQUERQUE NM 87114
USA Phone: [redacted]

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

Item	Qty.	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price

COMMENTS:

SUPPLIER TO DEVELOP SOFTWARE FOR AUV MISSION PLANNING AND EVALUATION PER SPECIFICATION AND STATEMENT OF WORK: SCM/RIN MISSION PLANNING/ANALYSIS/EVALUATION SOFTWARE DATED APRIL 29, 2002 AND PER SCM/RIN MISSION PLANNING/ANALYSIS/EVALUATION SOFTWARE PHASE IA REVISED PROPOSAL DATED JUNE 7, 2002.

THIS IS A FIRM, FIXED PRICE CONTRACT.

PERIOD OF PERFORMANCE TO BE JUNE 11, 2002 TO JULY 1, 2002.

DELIVERABLES:
1. DETAILED PROJECT SPECIFICATION AND PLAN
2. FINAL PROGRAM EXECUTABLES, C++ SOURCE CODE AND MICROSOFT VISUAL C++ BUILD SCRIPTS (I.E., "PROJECT FILES"), ON CD-ROM
3. SOFTWARE LICENSE FOR USE OF SOFTWARE BY LOCKHEED MARTIN PERRY TECHNOLOGIES.

DELIVERABLES TO BE MADE TO:
LOCKHEED MARTIN PERRY TECHNOLOGIES POC:
[redacted]

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:	ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:

LOCKHEED MARTIN

PURCHASE ORDER # 94059

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 06/11/02

Page: 2 of 3
Vendor #: 4094
Ship Via: BEST WAY
Requisitioned by:
Buyer:
Telephone:
Fax Number: [redacted]
Change:
Terms: NET 10 DAYS
FOB:

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE, NW

ALBUQUERQUE NV 87114
USA Phone: [redacted]

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

Item	Qty	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price

TERMS AND CONDITIONS: CORPDOC 3/3A APPLY
LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 3/3A DATED NOVEMBER 2001 INCLUDING REPRESENTATIONS OF CERTIFICATIONS REQUIRED UNDER U.S. GOVERNMENT PRIME CONTRACTS IS INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLIES TO THIS PURCHASE ORDER. BY ACCEPTING THIS ORDER OR SUBMITTING AN OFFER/PROPOSAL, SELLER ACKNOWLEDGES PRIOR RECEIPT OF CORPDOC 3/3A AND CERTIFIES THOSE REPRESENTATIONS AND CERTIFICATIONS ARE CURRENT, ACCURATE AND COMPLETE FOR ITEMS REFERENCING A DOD PRIME CONTRACT. COPIES OF LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FROM PROCUREMENT REPRESENTATIVE OR LOCKHEED MARTIN WEBSITE AT THE FOLLOWING URL ADDRESS: HTTPS://SUPPLIERNET.EXTERNAL.LMCO.COM/MAIN/INDEX.CFM.

Item	Qty	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price
001	1.00	LT	DEVELOPMENT OF SOFTWARE FOR AUV MISSION PLANNING AND EVALUATION	07/01/02	NO	10	$4,975.00	$4,975.00

Job #: 157A
WBS #: 510000
W.O. #:
Acct. #: 10222100021

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:

LOCKHEED MARTIN

PURCHASE ORDER # 94059

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 06/11/02

Page: 3 of 3 | Change:
Vendor #: 4094 | Terms: NET 10 DAYS
Ship Via: BEST WAY | FOB:
Requisitioned by:
Buyer: [redacted]
Telephone:
Fax Number:

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE, NW

ALBUQUERQUE NM 87114
USA Phone: [redacted]

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

Item	Qty	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price
002	1.00	LT	DEVELOPMENT OF SOFTWARE FOR AUV MISSION PLANNING AND EVALUATION	07/01/02	NO	10	$4,975.00	$4,975.00

Job #: 176A
WBS #: 440000
W.O. #:
Acct. #: 10222100021

Bill To: LOCKHEED MARTIN
PERRY TECHNOLOGIES
Accounts Payable
100 East 17th Street
Riviera Beach, FL 33404

PURCHASE ORDER TOTAL $9,950.00

[redacted] 6/12/02 [redacted]

BUYER Q.C. APPROVED APPROVED

TERMS AND CONDITIONS ARE AS PER LOCKHEED MARTIN PERRY TECHNOLOGIES PUBLISHED LETTER SENT TO ALL SUPPLIES. COPIES ARE AVAILABLE UPON REQUES
All material, paperwork, workmanship and traceability are subject to our inspection and acceptance. Perry Technologies is an Equal Opportunity Employer.
Tax Exempt No. 60-20-135516-63/1

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE: